UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

X-RITE, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MICHIGAN	000-14800	38-1737300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 44th Street S.E. Grand Rapids, MI	49512
(Address of Principal Executive Office)	(Zip Code)

(616) 803-2200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 28, 2008, X-Rite, Incorporated, a Michigan corporation (the “Company”), consummated the transactions contemplated by the Investment Agreement dated August 20, 2008 (the “Investment Agreement”) with OEPX, LLC, a newly formed Delaware limited liability company managed by One Equity Partners (the “Investor”), including the issuance and sale (the “Issuance”) to the Investor of 28,571,429 shares (the “Investor Shares”) of the Company’s common stock, par value $0.10 per share (the “Common Stock”), at a price per share of $3.50, for an aggregate purchase price of approximately $100,000,000. In connection with the Investment Agreement, on October 28, 2008 the Company also consummated the transactions contemplated by the Investment Agreement dated August 20, 2008 (the “Institutional Investors Investment Agreement”) with Sagard Capital Partners, L.P. (“Sagard”), and Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C. (collectively, “Tinicum” and together with Sagard, the “Institutional Investors”) including the issuance and sale (the “Institutional Issuance” and together with the Issuance, the “Issuances”) of 9,076,667 shares of Common Stock to Sagard and 9,256,667 shares of Common Stock to Tinicum (collectively the “Institutional Shares” and together with the Investor Shares, the “Shares”), at a price per share of $3.00, for an aggregate purchase price of approximately $55,000,000.

The foregoing descriptions of the Investment Agreement and Institutional Investors Investment Agreement do not purport to be complete and are qualified in their entirety by reference to the Investment Agreement and the Institutional Investment Agreement, which are filed as Exhibits 10.1 and 10.2 to the Form 8-K filed on August 25, 2008 and are incorporated herein by reference.

Registration Rights Agreement

At the closing, the Company, the Investor and the Institutional Investors entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is required, subject to certain conditions specified in the Registration Rights Agreement, no later than 12 months after the closing date, to file with the Securities and Exchange Commission and cause to be declared effective under the Securities Act of 1933, as amended, a shelf registration statement covering resales of the “Registrable Shares”, as defined in the Registration Rights Agreement. In addition, the Company is required to use reasonable best efforts to keep the shelf registration statement continuously effective (subject to certain permitted suspension periods) until the first date on which, with respect to the applicable Investor or Institutional Investor, such Investor or Institutional Investor no longer owns any “Registrable Shares” or is no longer an “Investor,” in each case as defined in the Registration Rights Agreement. Under certain circumstances, if the Company has not filed and caused to be effective and maintained the effectiveness of an S-3 shelf registration statement, the Investor and the Institutional Investors are also entitled to request the registration of their Registrable Securities, subject to certain specified exceptions. The Investor and the Institutional Investors will also have certain rights to be included in registration statements filed by the Company, whether for its own account or for the account of one or more holders of Common Stock. The Company, the Investor and the Institutional Investors have also agreed to customary mutual indemnification provisions therein.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 4.3, to this Current Report on Form 8-K and is incorporated herein by reference.

Forbearance Agreements

The waivers and amendments to (i) the First Lien Credit and Guaranty Agreement, dated as of October 24, 2007 (the “First Lien Credit Agreement”), among the Company, certain of the Company’s subsidiaries as guarantors (the “First Lien Guarantors”), certain financial institutions from time to time party thereto (the “First Lien Lenders”) and Fifth Third Bank, as administrative agent and collateral agent for the First Lien Lenders (the “First Lien Administrative Agent”) contained in the Forbearance Agreement and Consent, Waiver and Amendment No. 1 to the First Lien Credit and Guaranty Agreement, dated as of August 20, 2008 (the “First Lien Forbearance Agreement”), among the Company, the First Lien Guarantors, the First Lien Lenders and the First Lien Administrative Agent, and (ii) the Second Lien Credit and Guaranty Agreement, dated as of October 24, 2007 (the “Second Lien Credit Agreement”, together with the First Lien Credit Agreement, the “Credit Agreements”), among the Company, certain of the Company’s subsidiaries as guarantors (the “Second Lien Guarantors”), certain financial institutions from time to time party thereto (the “Second Lien Lenders”) and The Bank of New York Mellon (f/k/a The Bank of New York), as administrative agent and collateral agent for the Second Lien Lenders (the “Second Lien Administrative Agent”) contained in the Forbearance Agreement and Consent, Waiver and Amendment No. 1 to the Second Lien Credit and Guaranty Agreement (the “Second Lien Forbearance Agreement” and together with the First Lien Forbearance Agreement, the “Forbearance Agreements”), among the Company, the Second Lien Guarantors, the Second Lien Lenders and the Second Lien Administrative Agent, each such Forbearance Agreement as filed under Form 8-K on August 25, 2008, are in effect as of October 28, 2008.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under the heading “Forbearance Agreements” in “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 3.02.

The Issuance and Institutional Issuance are exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933. Each of the Investor and the Institutional Investors has represented to the Company that it is an “accredited investor” as defined in Regulation D and that the Investor Shares and Institutional Shares, as the case may be, are being acquired for investment. The Company has not engaged in a general solicitation or advertising with regard to the Issuance or Institutional Issuance and has not offered securities to the public in connection with the Issuance or the Institutional Issuance.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Pursuant to the terms and conditions set forth in the Investment Agreement, the Company has agreed to cause three individuals nominated by the Investor (the “OEP Nominees”) to be appointed to the Board of Directors of the Company (the “Board”), effective as of the closing of the transactions contemplated by the Investment Agreement.

In addition, pursuant to the terms and conditions set forth in the Institutional Investors Investment Agreement, the Company has also agreed to cause one person nominated by Sagard (the “Sagard Nominee”) to be appointed to the Board, effective as of the closing of the transactions contemplated by the Institutional Investors Investment Agreement.

On September 22, 2008, Stanley W. Cheff, Mario Fontana, Massimo S. Lattmann and Paul R. Sylvester tendered their conditional resignations from the Board, effective upon and subject to the closing of the Issuances. The conditional resignations of Messrs. Cheff, Fontana, Lattmann and Sylvester were effective as of October 28, 2008, the closing date.

On September 22, 2008, the Board conditionally appointed David M. Cohen, David A. Eckert and Colin M. Farmer as the OEP Nominees and Daniel M. Friedberg as the Sagard Nominee, effective upon and subject to the closing of the Issuances. Upon the closing, the appointments of Messrs. Cohen, Eckert, Farmer and Friedberg ceased to be conditional and each of them became members of the Board.

Item 8.01	Other Events

On October 28, 2008, the Company issued a press release announcing, among other things, that it had consummated the transactions contemplated by the Investment Agreement, the Institutional Investors Investment Agreement and the Forbearance Agreements. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits
4.3	Registration Rights Agreement, dated October 28, 2008, by and among X-Rite, Incorporated, OEPX, LLC, Sagard Capital Partners, L.P, Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C.

99.1	Press Release issued by the Company on October 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

X-RITE, INCORPORATED

Date: October 30, 2008

	By:	/s/ David A. Rawden
	Name:	David A. Rawden
	Title:	Chief Financial Officer

[Signature Page to Form 8-K]